Exhibit 10.133

FIRST AMENDMENT TO

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

This First Amendment to the PacifiCare Medical Group/IPA Services Agreement (the “Amendment”) is effective January 1, 2002 by and between PacifiCare of California, a California corporation (“PacifiCare”), and Prospect Medical Group (“Medical Group”), with respect to the following facts:

RECITALS

A.                                   The parties have previously entered into that certain PacifiCare Medical Group/IPA Services Agreement effective January 1, 2001, (the “Agreement”).

B.                                     The parties desire to amend the terms of the Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.                                       INCENTIVE PROGRAMS.  Section 5.4.1, Incentive Program Withhold, of the Agreement shall be deleted and replaced with the following language.

5.4.1 Incentive Program Withhold.  PacifiCare shall establish a single withhold from Medical Group’s monthly Capitation Payment for purposes of offsetting potential deficits for the combined incentive programs.  The monthly incentive withhold shall initially be *** per Member per month for the PacifiCare Commercial Health Plan and Twenty Five Dollars ($25.00) per Member per month for the Secure Horizons Health Plan.  The Incentive Program Withhold shall not exceed *** per Member per month for the PacifiCare Commercial Health Plan and *** per Member per month for the Secure Horizons Health Plan.  Should the Incentive Program Withhold exceed the Incentive Program Deficits, PacifiCare shall prospectively adjust the withhold on a quarterly basis, based on Medical Group’s experience under the combined incentive programs at the time of the program settlements described below.  Medical Group’s Incentive Program Withhold limits, as referenced above, are based upon a calendar year.  To the extent that Incentive Program Withhold amounts are decreased through the quarterly settlement process, these amounts may be subsequently increased above the stated withhold limits, provided that the average per member per month Incentive Program Withhold for the calendar year does not exceed the stated withhold limits.

2.                                       INCENTIVE PROGRAMS.  Section 5.4.2, Incentive Program Settlements, of the Agreement shall be deleted and replaced with the following language.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

PacifiCare shall conduct combined settlements on a quarterly basis, inclusive of a reserve allowance for incurred but not reported claims expense, for all of the incentive programs for Managed Care Plans applicable to Medical Group.  Surpluses and deficits under each of the incentive programs shall be aggregated and offset against one another, Payments shall be made to the Medical Group within seventy five (75) days after the end of each calendar quarter.  Should the withhold amount exceed that of the deficits in the Incentive Program, PacifiCare will adjust the withhold amount to support the applicable deficit in the Incentive Program.

PacifiCare will conduct a final calculation annually (the “Final Calculation”) based on the contract calendar year.  The incentive program withhold described above shall be refunded to the Medical Group at the time of the incentive program settlements, except that Medical Group’s share of any incentive program deficits shall be deducted from such refund.  Payments under the combined incentive programs will be due from the owing party within one hundred and eighty (180) days following the end of the contract calendar year for the Final Calculation.  To the extent a Medical Group deficit has been carried forward from a prior settlement period, this deficit shall be offset against amounts due to Medical Group hereunder.  In the event that claims for providers were incurred during the contract calendar year in question but were not paid until after the final calculation, such costs shall be carried forward and applied to the subsequent contract calendar year’s incentive program as an expense for that contract calendar year.

Incentive Program Compliance with State and Federal Law.  PacifiCare and Medical Group acknowledge and agree that the payments which may be made directly or indirectly under the incentive programs described in this Agreement are not made as an inducement to reduce or limit Covered Services to any specific Member.  Medical Group acknowledges and agrees that any payments which may be made directly or indirectly under physician incentive programs Medical Group may utilize with respect to its Participating Providers shall not be made as an inducement to reduce or limit Covered Services to any specific Member.  Medical Group further acknowledges and agrees that the incentive programs described in this Agreement shall be subject to modification by PacifiCare during the term of this Agreement in order to comply with changes in State and Federal Law, and Medical Group further agrees to modify any physician incentive programs utilized with respect to its Participating Providers to comply with such changes.

3.                                       PRODUCT ATTACHMENT A, PACIFICARE COMMERCIAL HEALTH PLAN shall be deleted in its entirety from the Agreement and replaced with the attached PRODUCT ATTACHMENT A.

4.                                       PRODUCT ATTACHMENT B, PACIFICARE COMMERCIAL POTNT-OF-SERVICE PLAN shall be deleted in its entirety from the Agreement and replaced with the attached PRODUCT ATTACHMENT B.

5.                                       PRODUCT ATTACHMENT C, SECURE HORIZONS HEALTH PLAN shall be deleted in its entirety from the Agreement and replaced with the attached PRODUCT ATTACHMENT C.

6.                                       DIVISION OF FINANCIAL RESPONSIBILITY shall be deleted in its entirety from the Agreement and replaced with the attached DIVISION OF FINANCIAL RESPONSIBILITY.

7.                                       Use of Defined Terms.  Terms utilized in this Amendment shall have the same meaning set forth in the definitions to the Agreement.

8.                                       Existing Agreement Remains in Full Force and Effect.  Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

9.                                       Representations and Warranties.  The parties to this Agreement represent and warrant that they have read the Agreement and this Amendment in their entirety; that they fully understand their rights and obligations under this Agreement; that they have executed this Agreement freely and voluntarily; that the Agreement, as amended, constitutes the entire understanding and agreement between the parties.  The parties hereto further represent and warrant that they have had the time and opportunity to consult with attorneys and financial advisors of their choice in connection with the negotiation of this Amendment and the parties’ decision to enter into this Amendment.  Neither party has relied upon the other party to determine the reasonableness or enforceability of the terms of this Amendment.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the dates set forth below.

PACIFICARE OF CALIFORNIA, A California corporation

By:	/s/ Brian Jeffrey
Name:	Brian Jeffrey
Title:	Vice President, Network Management
Date:	12/7/??

PROSPECT MEDICAL GROUP A California professional corporation

By:	/s/ Peter G. Goll

Name:	Peter G. Goll

Title:	Senior Vice President

Date:	12-5-01

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE l

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for federal employees and their dependents.

1.2                                 Commercial Plan Premium is the premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, Premium taxes and premiums for Supplemental Benefits.

1.3                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.4                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services.  Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.2                                 Compliance with OPM Agreement.  Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement, which are applicable to Medical Group’s Participating Providers are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan.  Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan, which are applicable to Medical Group.  PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3

COMPENSATION

3.1                                 Age/Gender/Benefit Adjusted Commercial Capitation.  Capitation Payments to Medical Group for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation.  The Base Capitation Rate shall be *** per Commercial Plan Member per month for Prospect North (PacifiCare DEC# 3948).  The Base Capitation Rate shall be *** per Commercial Plan Member per month for Prospect Central (PacifiCare DEC# 11276).  The Base Capitation Rate shall be *** per Commercial Plan Member per month for Prospect South (PacifiCare DEC# 11277).  The Base Capitation Rate shall be *** per Commercial Plan Member per month for Nuestra Familia Medical Group (PacifiCare DEC# 11315).  For the month of January 2002, the base capitation using the November 2001 membership demographics, shall yield *** per member per month.  Age/gender adjustment factors are actuarially determined and are listed below.  Benefit adjustment factors are actuarially determined and may take into consideration variations in benefit plan types, copay and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers.  On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes.  The average capitation rate will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month.  The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors:

Child 0	1.9939
Child 1	1.2664
Child 2 - 9	0.4730
Child 10 - 17	0.4375
Female 18 - 19	0.7395
Female 20 - 24	1.4564

Female 25 - 29	1.6593
Female 30 - 34	1.4785
Female 35 - 39	1.2495
Female 40 - 44	1.3095
Female 45 - 49	1.2221
Female 50 - 54	1.5869
Female 55 - 59	1.7404
Female 60 - 64	2.0135
Female 65 plus	2.0630
Male 18 - 19	0.3554
Male 20 - 24	0.4774
Male 25 - 29	0.5702
Male 30 - 34	0.6033
Male 35 - 39	0.7038
Male 40 - 44	0.7700
Male 45 - 49	0.8742
Male 50 - 54	1.3235
Male 55 - 59	1.7024
Male 60 - 64	2.2284
Male 65 plus	2.3563

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.1.2                        Adjustment for Experience-Rated Managed Care Plans.  Capitation Payments for Experience Rated Plans shall be calculated utilizing the following definitions and methodology:

(i)                                     An “Experience-Rated Plan” is a non-federally-qualified plan in which the Subscriber Group’s premium is partially deferred or adjusted to reflect the actual medical costs incurred by Commercial Plan Members.

(ii)                                  The “Net Actuarial Experience Rate” shall mean a rate calculated by the same method used to determine premium for federally-qualified plans, except that trended claims and utilization data may be considered to determine expected medical costs and PacifiCare’s administrative retention may be adjusted to reflect actuarial risk taken by the Subscriber Group instead of PacifiCare.

(iii)                               For Experience-Rated Plans, Capitation Payments shall be calculated as a percent of the Net Actuarial Experience Rate rather than based on a percent of the Commercial Plan Premium.  The Net Actuarial Experience Rate, like the Commercial Plan Premium, shall exclude broker and agent commissions, premium taxes and premiums for Supplemental Benefits.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars and zero cents ($0.00) per Commercial Plan Member per calendar year.

(ii)                                  ISL Premium shall be zero dollars and zero cents ($0.00) per Commercial Plan Member per month.

(iii)                               ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group’s opt out of the ISL Program, the above amounts and percentages will reflect “zero.”  In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program.  PacifiCare shall establish and administer an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”).  The CHIP is designed to provide an incentive for the efficient and effective use of Hospital Services, and shall be calculated utilizing the terms defined below.  All calculations for the CHIP shall be based upon Commercial Plan Members, excluding Commercial POS Plan Members.

3.3.1                        Reinsurance Program.  Claims under the Reinsurance Program shall be valued at the Cost of Care as defined in this Agreement.  The Reinsurance Deductible, Reinsurance Premium and Reinsurance Coinsurance for the Commercial Plan shall initially be:

(i)                                     Reinsurance Deductible shall be              dollars (            ) per Commercial Plan Member per calendar year.

(ii)                                  Reinsurance Premium shall be              dollars (            ) of Commercial Plan Premium.

(iii)                               Reinsurance Coinsurance shall be *** of the Cost of Care for amounts in excess of the Reinsurance Deductible but less than *** and *** of the Cost of Care for amounts in excess of ***.

3.3.2                        CHIP Budget.  The CHIP Budget for Commercial Plan Members shall be *** flat per Member per month, excluding Commercial POS Plan Members, less PacifiCare Commercial Plan Reinsurance Premium, if any, and is subject to the adjustments set forth in Article 5 of the Base

Agreement and the adjustments further specified below.

3.3.3                        CHIP Expense.  CHIP Expense shall be equal to the sum of the following:

(i)                                     Inpatient costs for Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers, valued at the actual costs incurred by PacifiCare; plus,

(ii)                                  Other Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers other than inpatient services, valued at actual costs incurred by PacifiCare; plus,

(iii)                               The actual amount paid for Hospital Services which are rendered by non-Participating Providers; minus,

(iv)                              Amounts paid by PacifiCare under the Reinsurance Program, if any; minus

(v)                                 Any and all amounts received from third parties for Hospital Services provided to Commercial Plan Members, excluding Commercial POS Plan Members, through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Member Copayments.

3.3.4                        CHIP Surplus.  In the event the CHIP Expense is less than the CHIP Budget, the surplus shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.5                        CHIP Deficit.  In the event the CHIP Expense is greater than the CHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group, limited to $2.00 per Member per month

*** to PacifiCare

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the CHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.4                                 Commercial Health Plan Pharmacy Incentive and Upside Sharing Programs.  PacifiCare shall establish and administer a Pharmacy Upside Sharing Program for the 2002 calendar year and ongoing for the PacifiCare Commercial Health Plan (the “PIP”).  The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Health Plan Members.  PacifiCare shall provide Medical Group with monthly reports on the PIP (no later than the twentieth (20th) calendar day following the applicable month) which shall include data showing the applicable Member, Participating

Provider and pharmaceutical prescribed for the applicable Member.  The PIP shall be calculated as follows:

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal *** of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Health Plan Members plus *** per Commercial Health Plan Member per month, which amount is established as a credit for rebates received annually from pharmaceutical manufacturers.  This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare.  The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Surplus.  In the event the PIP Expense is less that the PIP Budget, *** of the surplus shall be allocated to the Medical Group

3.4.5                        PIP Deficit.  In the event that the PIP Expense is greater that the PIP Budget, Fifty Percent of the deficit shall be allocated to the Medical Group not to exceed *** per Commercial Plan Member per Month.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment A.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/7/01

PROSPECT MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-5-01

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

This Product Attachment B, along with Product Attachment A and the Base Agreement, sets forth the terms and conditions which are applicable to the PacifiCare Commercial Point-of-Service Plan, as defined below.

ARTICLE 1

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

l.l                                       Commercial Plan Premium is the premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, Premium taxes and premiums for Supplemental Benefits.

1.2                                 In-Network Services are Covered Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.3                                 ln-Network Hospital Services are Hospital Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.4                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received by Commercial POS Plan Members without the prior authorization of Medical Group.

1.5                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

1.6                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

1.7                                 POS Plan Premium is the sum of the In-Network Premium and the Out-of-Network Premium, as defined below:

1.7.1                        In-Network Premium is the Commercial Plan Premium, as defined in Product Attachment B, billed or accounted for by PacifiCare for coverage of In-Network Services under the PacifiCare Commercial POS Plan.

1.7.2                        Out-of-Network Premium is the Commercial Plan Premium, as defined in Product Attachment A, billed or accounted for by PacifiCare (or an insurance company or self-insured employer which has assumed the risk for the Out-of-Network Services), for coverage of Out-of-Network Services under the PacifiCare Commercial POS Plan.

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.1                                 Covered Services.  Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity: Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care.  Neither Medical Group nor its Participating Providers shall encourage Members to receive Covered Services from non-Participating Providers.  Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3

COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members.  For Commercial POS Plan Members, PacifiCare will pay Medical Group *** of the Capitation Payment for Commercial Plan Members, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.  Capitation Payments for Commercial POS Plan Members will be based on a percentage of the In-Network Premium only.  The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits, third party recoveries and payments under the PacifiCare POS Control Program set forth below.

3.1.1                        Premium Adjustments.  The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.1.2                        Adjustment for 1SL Premium.  In calculating Capitation Payments due to the Medical Group for Commercial POS Plan Members, PacifiCare shall deduct eighty percent (80%) of the ISL Premium amount set forth in Section 3.2 of Product Attachment A from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opt out of PacifiCare’s ISL Program.

3.2                                 Commercial POS Control Program.  PacifiCare shall establish and administer an annual Control Program for the PacifiCare Commercial Point-of-Service Plan (“Commercial POS Control Program”).  The Commercial POS Control Program is designed to provide an incentive for the efficient and effective use of In-Network Hospital Services and to control Out-of-Network Services, and shall be calculated in accordance with the following provisions.

3.2.1                        Definitions.  The following terms shall have the meaning attributed below for purposes of the Commercial POS Control Program.

(i)                                     POS Plan Budget shall equal the CHIP Budget, plus the POS Capitation Withhold, plus fifty percent (50%) of the Out-of-Network Premium, less PacifiCare POS Control Program Reinsurance Premium, if any.

(ii)                                  POS Plan Costs shall mean the following:

(a)          Claims paid for In-Network Hospital Services incurred during the current period, calculated at the actual amount paid; plus,

(b)         Claims paid for Out-of-Network Services incurred during the current period, calculated at the actual amount paid; plus,

(c)          Claims paid for In-Network Hospital Services and Out-of-Network Services incurred but not included in prior period Commercial POS Control Program calculations, calculated at the actual amount paid; minus,

(d)         Any and all amounts received from third party liability and coordination of benefit recoveries for In-Network Hospital Services and Out-of-Network Services that are received during the period of calculation.

(iii)                               Budget Surplus.  The amount, if any, by which the POS Plan Budget exceeds the POS Plan Costs for any calendar year.

(iv)                              Budget Deficit.  The amount, if any, by which the POS Plan Costs exceeds the POS Plan Budget for any calendar year.

(v)                                 Capitation Restoration Amount.  The difference between (a) the amount Medical Group would have received if Medical Group’s Capitation Payments for Commercial POS Plan Members had been determined by multiplying the percentage set forth in Section 3.1 of Product Attachment A by the In-Network Premium and (b) the actual capitation paid to Medical Group for Commercial POS Plan Members for the relevant contract year.

3.2.2                        POS Control Program Reinsurance.  Unless PacifiCare has approved of Medical Group’s opt out of POS reinsurance (“POS Control Program Reinsurance”), PacifiCare shall provide reinsurance (the “Commercial POS Control Program Reinsurance”) in order to provide protection for the Commercial POS Plan Budget when Cost of Care for POS In-Network Hospital Services and Out-of-Network Medical Group and Hospital Services (“Out-of-Network Services”) exceeds a specified dollar amount per Medical Group Member per calendar year (the “Commercial POS Control Program Reinsurance Deductible”).  Costs for In-Network Hospital Services and Out-of-Network Services that exceed the Commercial POS Control Program Reinsurance Deductible shall be considered an expense against the Commercial POS Plan Budget, of which surpluses and deficits are shared between PacifiCare and Medical Group as noted below.

3.2.3                        Reinsurance Program.  Claims under the POS Control Program Reinsurance shall be valued at *** per acute inpatient day, *** per skilled nursing facility day, and *** for all other claims.  The Reinsurance Deductible and Reinsurance Premium for the Commercial POS Plan shall initially be:

(i)                                     Reinsurance Deductible shall be              (        ) per Commercial Plan Member per calendar year.

(ii)                                  In-Network Reinsurance Premium shall be              (        ) of the Commercial Plan Reinsurance Premium amount set forth in Section 3.3.1 of Product Attachment A.

(iii)                               Out-of-Network Reinsurance Premium shall be              (        ) of the Commercial Plan Reinsurance Premium amount set forth in Section 3.3.1 of Product Attachment A.

If PacifiCare has approved of Medical Group’s opt out of the Reinsurance Program, the above amounts and percentages will reflect “zero.”  In such event, Medical Group shall be required to obtain reinsurance coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.2.4                        Documentation.  PacifiCare shall provide Medical Group with a list of In-Network Hospital Services claim payments and Out-of-Network claim payments in support of computation and accuracy of POS Plan Costs, third party liability and coordination of benefit recoveries, assumptions and data supporting the POS Plan Budget, the Budget Surplus, and the Budget Deficit and the Capitation Restoration Amount.

3.2.5                        Budget Surplus Reconciliation.  Medical Group shall receive *** of the Budget Surplus, until such time as Medical Group has received the applicable Capitation Restoration Amount.  If the Budget Surplus exceeds the Capitation Restoration Amount, then PacifiCare and Medical Group shall each be entitled to *** of the remaining Budget Surplus.

3.2.6                        Budget Deficit Reconciliation.  In the event of a Budget Deficit, Medical Group shall not be responsible for making any payments under the PacifiCare POS Control Program.  However, *** of the Budget Deficit amount shall be considered a Medical Group obligation for purposes of offsetting surpluses under other incentive programs under the Agreement.

3.3                                 Adjustment of Rates.  Capitation Payments for Commercial POS Plan Members and the POS Plan Budget may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan; provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments be greater than ten (10) percentage points in any given year.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment B.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/7/01

PROSPECT MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12/5/01

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1

DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 HCFA is the Health Care Financing Administration, an administrative agency of the United States Government, responsible for administering the Medicare program.

1.2                                 HCFA Agreement is the Medicare + Choice contract between PacifiCare and HCFA.

1.3                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.4                                 Monthly HCFA Payment is the revenue received by PacifiCare each month from HCFA, as determined by HCFA, for providing Covered Services to Secure Horizons Members.

1.5                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the HCFA Agreement, which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.6                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.7                                 Secure Horizons Revenue is the Monthly HCFA Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (when applicable), premium taxes and amounts used to fund the Market Specific Benefit Program (as defined below).

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.1                                 Compliance with HCFA Agreement and Federal Medicare Law.  Medical Group shall comply with all requirements in the HCFA Agreement, which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the HCFA Agreement, which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers.  A copy of the HCFA Agreement shall be made available to Medical Group concurrent with the execution of this Agreement.  Medical Group and its Participating Providers shall comply with Title XVIII of the Social Security Act and the regulations adopted thereunder by HCFA for the Medicare program.

2.2                                 Medicare Participation Standards.  Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program.  In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by HCFA.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections.  Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures:

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions, which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records.  Medical Group shall establish and maintain procedures and controls so that no information contained in its records or obtained from HCFA or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data.  Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives.  Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws.  For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law.  Examples of Advance Directives are living wills and durable powers of attorney for health care.

2.7                                 Non-Discrimination.  Medical Group understands that HCFA requires compliance with the provisions of this Section as a condition for participation in the Secure Horizons Health Plan.  Medical Group and its Participating Providers shall not unlawfully discriminate against any of their employees or applicants for employment or against any Members on the basis of race, color, creed, national origin, ancestry, religion, sex, marital status, age (except as provided by law), sexual orientation, gender identity, or physical or mental handicap, including HIV status.  Medical Group and its Participating Providers shall ensure that the evaluation and treatment of their employees and applicants for employment and of Members are free of such discrimination.  Medical Group and its Participating Providers shall comply with Title VI of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 2000d et. seq.), Section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section 794) and the regulations thereunder, Title IX of the Education Amendments of 1972, as amended (20 U.S.C. Section 1681 et. seq.), the Age Discrimination Act of 1975, as amended (42 U.S.C. Section 6101 et. seq.), Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended (42 U.S.C. Section 9849), the Americans With Disabilities Act (P.L. 101-365) and all implementing regulations, guidelines and standards as are now or may be lawfully adopted under the above statutes.

2.8                                 Termination of HCFA Agreement.  In the event the HCFA Agreement is terminated or not renewed, the provisions of this Agreement relating to the Secure Horizons Health Plan shall automatically terminate unless otherwise agreed by HCFA and PacifiCare.

ARTICLE 3

COMPENSATION

3.1                                 Capitation Payments for Secure Horizons Members.  Capitation Payments for Secure Horizons Members shall be thirty seven and five tenths percent (37.5%) of the Secure Horizons Revenue per Secure Horizons Member per month, plus zero dollars and zero cents ($0.00) for each Secure Horizons Member for whom PacifiCare has received a monthly member premium, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars and zero cents ($0.00) per Secure Horizons Member per calendar year.

(ii)                                  ISL Premium shall be zero percent (0%) of the Secure Horizons Revenue.

(iii)                               ISL Coinsurance shall be zero percent (0%) of the Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group’s opt out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.3                                 Secure Horizons Hospital Incentive Program.  PacifiCare shall establish and administer an annual Hospital Incentive Program for the Secure Horizons Health Plan (the “SHIP”).  The SHIP is designed to provide an incentive for the efficient and effective use of Hospital Services, and shall be calculated utilizing the terms defined below.

3.3.1                        Reinsurance Program.  Claims under the Reinsurance Program shall be valued at the Cost of Care as defined in this Agreement.  The Reinsurance Deductible, Reinsurance Premium and Reinsurance Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     Reinsurance Deductible shall be               (         ) per Secure Horizons Member per calendar year.

(ii)                                  Reinsurance Premium shall be               percent (       %) of the Secure Horizons Revenue.

(iii)                               Reinsurance Coinsurance shall be *** of the Cost of Care for amounts in excess of the Reinsurance Deductible but less than *** and *** of the Cost of Care for amounts in excess of ***.

3.3.2                        SHIP Budget.  The SHIP Budget for Secure Horizons Members shall be forty nine percent (49.0%) of the Secure Horizons Revenue per Secure Horizons Member per Month, subject to the adjustments set forth in Article 5 of the Base Agreement and further specified below, less PacifiCare Secure Horizons Plan Reinsurance Premium, if any.

3.3.3                        SHIP Expense.  SHIP Expense shall be equal to the sum of the following:

(i)                                     Inpatient costs for Hospital Services rendered to Secure Horizons Members by Participating Providers valued at the actual costs incurred by PacifiCare; plus.

(ii)                                  Other Hospital Services rendered to Secure Horizons Members by Participating Providers other than inpatient services, valued at actual costs incurred by PacifiCare; plus.

(iii)                               The actual amount paid for Hospital Services, which are rendered by non-Participating Providers; minus.

(iv)                              Amounts paid by PacifiCare under the Reinsurance Program, if any; minus.

(v)                                 Any and all amounts received from third parties for Hospital Services provided to Secure Horizons Members through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Medical Group Member Copayments.

3.3.4                        SHIP Surplus.  In the event the SHIP Expense is less than the SHIP Budget, the surplus shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.5                        SHIP Deficit.  In the event the SHIP Expense is greater than the SHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group,

*** to PacifiCare

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the SHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.4                                 Market-Specific Benefit Program.  PacifiCare may establish, at its sole discretion, an annual Market-Specific Benefit Program (the “MSBP”).  The MSBP is designed to provide an incentive to control costs for certain additional benefits (the “MSBP Benefits”) offered to Secure Horizons Members, as defined in the applicable Subscriber Agreement, for the purpose of enhancing the marketability of the Secure Horizons Health Plan.  The MSBP may include the following additional benefits and may be amended from time to time by PacifiCare to reflect changes in the benefits:

Dental Benefits

Immunosuppressive Drugs

Outpatient Pharmacy Benefits

Respite Care

PacifiCare shall retain *** of the Monthly HCFA Payment (the “MSBP Budget”) and add to it *** per Secure Horizons Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers.  This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare for purposes of funding and administering the MSBP.  The MSBP shall be calculated as follows:

3.4.l                           MSBP Benefits shall be the additional benefits listed above in this Section and made available under the Secure Horizons Health Plan as defined in the applicable Subscriber Agreement.

3.4.2                        MSBP Expense shall equal the expense incurred for the provision of MSBP Benefits during the applicable period.

3.4.3                        MSBP Surplus.  In the event the MSBP Expense is less than the MSBP Budget, fifty percent (50%) of the surplus shall be allocated to Medical Group.

3.4.4                        MSBP Deficit.  In the event the MSBP Expense is greater than the MSBP Budget, fifty percent (50%) of the deficit shall be allocated to Medical Group, not to exceed three dollars ($3.00) per member per month

3.4.5                        Settlements.  The calculations in this Section and settlements shall be performed in accordance with the procedures specified in Article 5 of the Base Agreement.

3.5                                 Collection of Charges From Third Parties When Medicare Is Not the Primary Payor.  Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member, Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment C.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey

Title:	Vice President

Date:	12/7/01

PROSPECT MEDICAL GROUP

By:	/s/ Peter G. Goll

Title:	Senior Vice President

Date:	12-5-01

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(PROFESSIONAL CAPITATION)

DIVISION OF FINANCIAL RESPONSIBILITY

(This Exhibit is an integral part of this Agreement)

The following matrix outlines the division of financial responsibility between PacifiCare, Medical Group and the Hospital Incentive Program, the intent being to clarify Covered Services categories in order to provide for accurate administration.  The matrix serves as a model under which broad Covered Service categories suggest the appropriate financial responsibility for Covered Services not specifically listed.  The applicable Subscriber Agreement and Evidence of Coverage should be consulted for an accurate and complete description of Covered Services and the Provider Manual for administrative clarification.  Member benefit information should be verified prior to the provision of services.

Division of Financial Responsibility

KEY: M - Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Allergy - Serum - OP	***	***	***
Allergy - Testing & Tx - OP - Prof	***	***	***
Ambulance (Air and Ground) - OP	***	***	***
Amniocentesis - OP - Fac & Prof	***	***	***
Anesthesiology - IP & OP - Prof	***	***	***
Autologous Blood Services - OP - Fac & Prof	***	***	***
Biofeedback (Medically Necessary) - OP	***	***	***
Chemical Dependency (Detox) - IP & OP - Fac	***	***	***
Chemical Dependency (Detox) - IP & OP - Prof	***	***	***
Chemical Dependency (Rehab) - IP - Fac - CO	***	***	***
Chemical Dependency (Rehab) - IP - Fac - SH	***	***	***
Chemical Dependency (Rehab) - IP - Prof - CO	***	***	***
Chemical Dependency (Rehab) - IP - Prof - SH	***	***	***
Chemical Dependency (Rehab) - OP - Fac - CO	***	***	***
Chemical Dependency (Rehab) - OP - Fac - SH	***	***	***
Chemical Dependency (Rehab) - OP - Prof - CO	***	***	***
Chemical Dependency (Rehab) - OP - Prof - SH	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral) - OP - Fac & Prof - CO	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral) - OP - Fac & Prof -SH	***	***	***
Chemotherapy - IP - Prof	***	***	***
Chiropractic - Medical - OP - Fac & Prof	***	***	***
Chiropractic - Supplemental - OP - Fac & Prof	***	***	***
Circumcision - OP - Fac & Prof	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Diagnostic Tests - OP - Fac & Prof	***	***	***
DME - IP	***	***	***
DME, Ostomy/Colostomy Supplies, Prosthetics/Orthotics - OP	***	***	***
Emergency Room - OP - Fac	***	***	***
Emergency Room - OP - E.R. Phys.	***	***	***
Endoscopic Studies - IP - Prof	***	***	***
Endoscopic Studies - OP - Fac	***	***	***
Endoscopic Studies - OP - Prof	***	***	***
Family Planning - Abortions - OP - Fac	***	***	***
Family Planning - Abortions - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Insertion - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Non-Rx (eg. Norplant/IUD) - OP	***	***	***
Family Planning - Contraceptive Devices - Prescription - OP	***	***	***
Family Planning - GIFT/ZIFT/IVF - OP - Fac & Prof	***	***	***
Family Planning - Infertility Procedures - OP - Fac	***	***	***
Family Planning - Infertility Procedures - OP - Prof	***	***	***
Family Planning - Infertility Testing - OP - Prof	***	***	***
Family Planning - Sterilization - IP & OP - Prof	***	***	***
Family Planning - Sterilization - IP - Fac	***	***	***
Family Planning - Sterilization - OP - Fac	***	***	***
Fetal Monitoring - OP - Fac & Prof	***	***	***
Health Education - OP	***	***	***
Health Eval/Physical	***	***	***
Hearing Aids/Molds - OP	***	***	***
Hearing Screening (Audiologic Evaluation) - OP	***	***	***
Hemodialysis/Dialysis - IP & OP - Prof	***	***	***
Hemodialysis / Dialysis - OP - Fac (including all drugs)	***	***	***
Home Health Care / Homebound Infusion Therapy - OP - Prof	***	***	***
Hosp Based Phys Interpretative Serv Incl Radiology & Pathology - IP & OP - Prof	***	***	***
Hospice Services (Medicare) - IP - Fac & Prof - SH	***	***	***
Hospice Services - Prof - CO	***	***	***
Hospitalization Services - IP - Fac	***	***	***
Immunizations & Inoculations (Medically Necessary) - OP	***	***	***
Injectables - Not Part of Outpatient Pharmacy Benefits - OP	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Fac	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Prof	***	***	***
Laboratory/Pathology - IP - Fac	***	***	***
Lithotripsy - OP - Fac	***	***	***
Lithotripsy - OP - Prof	***	***	***
Med/Surg Supplies (casts, splints, bandages) - Office - OP	***	***	***
Medication - Prescription - OP	***	***	***
Mental Health (Crisis Intervention) - OP - Prof - CO	***	***	***
MENTAL HEALTH: AB88 Benefits (Mental Health Parity applies to CO only)	***	***	***
Mental Health - IP & OP - Fac - CO	***	***	***
Mental Health - IP & OP - Prof- CO	***	***	***
MENTAL HEALTH: Secure Horizons and Commercial (non AB88 Benefits)	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
MENTAL HEALTH: Secure Horizons and Commercial (non AB88 Benefits)	***	***	***
Mental Health - IP and OP - Fac - CO	***	***	***
Mental Health - IP and OP - Fac - SH	***	***	***
Mental Health - IP and OP - Prof - CO	***	***	***
Mental Health - IP and OP - Prof - SH	***	***	***
Observation Room - OP - Fac	***	***	***
Oral Surgery / Denial Services - Accident & Injury Only - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Prof	***	***	***
Out of Area - IP & OP - Fac	***	***	***
Out of Area - IP & OP - Prof	***	***	***
Outpatient Surgery - OP - Fac	***	***	***
Outpatient Surgery - OP - Prof	***	***	***
Physician Services (All Professional Services) - IP & OP - Prof	***	***	***
Prosthetics - Surgical Implants - OP	***	***	***
Radiation Therapy - IP & OP - Prof	***	***	***
Radiation Therapy - OP - Fac and/ or freestanding facility	***	***	***
Radiology (Diagnostic Only) - OP - Fac	***	***	***
Radiology (Diagnostic Only) - OP - Prof	***	***	***
Radiology - IP - Fac	***	***	***
Reconstructive Surgery - IP & OP - Prof	***	***	***
Reconstructive Surgery - OP - Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP- Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP - Prof	***	***	***
Skilled Nursing Facility - IP - Fac	***	***	***
Sleep Studies - OP	***	***	***
TMJ - Evaluation (excludes dental exams/treatment) - OP - Prof	***	***	***
Transfusions - OP - Fac	***	***	***
Transplants- IP - Fac	***	***	***
Transplants - IP - Prof	***	***	***
Urgent Care - OP - Fac & Prof	***	***	***
Vision Medical Treatment - OP - Prof	***	***	***
Vision - Refraction for Contact Lenses/Frames - OP - Prof	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - CO	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - SH	***	***	***

*** All references to the division of financial responsibility have been deleted.